UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

SECURED DIGITAL APPLICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25658	84-1357927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 10th Floor
New York, New York	10169
(Address of Principal Executive Offices)	(Zip Code)

(212) 551-1747
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

Effective December 15, 2008, the Board of Directors of Secured Digital Applications, Inc. (the "Company") approved a resolution to dismiss its independent accountant engaged as the principal accountant to audit the Company's financial statements, Rotenberg Meril Solomon Bertiger & Guttilla, P.C., and retain in its place Cordovano & Honeck LLP, Colorado as the Company's new independent accountant engaged as the principal accountant to audit the Company's financial statements.  The Company's relationship with Rotenberg Meril Solomon Bertiger & Guttilla, P.C. ended on December 16, 2008.

Rotenberg Meril Solomon Bertiger & Guttilla, P.C.'s report on the Company's financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion nor disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the interim period through December 16, 2008, the date of dismissal, the Company did not have any disagreements with Rotenberg Meril Solomon Bertiger & Guttilla, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

Also effective December 16, 2008, the Board of Directors of the Company approved a resolution to retain Cordovano and Honeck LLP, Colorado as the Company's new independent accountant engaged as the principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and through December 15, 2008, the Company did not consult with Cordovano and Honeck LLP, Colorado regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and through December 15, 2008, the Company has not consulted with Cordovano and Honeck LLP, Colorado regarding any matter that was either subject to a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Rotenberg Meril Solomon Bertiger & Guttilla, P.C. with a copy of the foregoing disclosure and requested that Rotenberg Meril Solomon Bertiger & Guttilla, P.C. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the response letter from Rotenberg Meril Solomon Bertiger & Guttilla, P.C., will be filed as an exhibit to an amendment of this Current Report on Form 8-K within two business days of receipt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED DIGITAL APPLICATIONS, INC.

Date: December 19, 2008	By:	/s/ Patrick Soon-Hock Lim
Patrick Soon-Hock Lim
Chairman & Chief Executive Officer